SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Westfield Financial, Inc.
  ---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
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   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
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               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction computed
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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

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


                      WESTFIELD FINANCIAL, INC. [LOGO]


                                       May 24, 2002


Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Westfield Financial, Inc., the holding company for Westfield Bank, which will be held on June 28, 2002 at 10:00 a.m., Eastern Time, at the Tekoa Country Club, located at 459 Russell Road, Westfield, Massachusetts 01085.

      The attached Notice of Annual Meeting and proxy statement describe the formal business that we will transact at the annual meeting. In addition to the formal items of business, management will report on the operations and activities of Westfield Financial and Westfield Bank, and you will have an opportunity to ask questions.

      The Board of Directors of Westfield Financial has determined that an affirmative vote on each matter to be considered at the annual meeting is in the best interests of Westfield Financial and its shareholders and unanimously recommends a vote "FOR" each of these matters.

      Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the annual meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the annual meeting but will assure that your vote is counted if you cannot attend.

      On behalf of the Board of Directors and the employees of Westfield Financial and Westfield Bank, we thank you for your continued support and look forward to seeing you at the annual meeting.


                                       Sincerely yours,

                                       /s/ Donald A. Williams

                                       Donald A. Williams
                                       President and Chief Executive Officer

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                   Date:   Friday, June 28, 2002
                   Time:   10:00 a.m., Eastern Time
                   Place:  Tekoa Country Club
                           459 Russell Road
                           Westfield, Massachusetts 01085

      At our 2002 annual meeting, we will ask you to:

      1. Elect the following individuals to serve as a director for a term of office stated next to the individual nominee's name:

            Nominees                   Term to Expire
            --------                   --------------

            Robert T. Crowley, Jr.          2005
            Harry C. Lane                   2005
            William H. McClure              2005
            Paul R. Pohl                    2005

      2.    Adopt the Proposed Westfield Financial, Inc. 2002 Stock Option
            Plan.

      3. Adopt the Proposed Westfield Financial, Inc. 2002 Recognition and Retention Plan.

      4. Transact any other business as may properly come before the annual meeting.

      You may vote at the annual meeting if you were a shareholder of Westfield Financial at the close of business on May 15, 2002, the record date.

                                       By Order of the Board of Directors,

                                       /s/ Donald A. Williams

                                       Donald A. Williams
                                       President and Chief Executive Officer

Westfield, Massachusetts
May 24, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                             GENERAL INFORMATION

GENERAL

      Westfield Financial, Inc. is a Massachusetts-chartered stock holding company, which was organized in November 2001. Westfield Financial is registered as a bank holding company with the Federal Reserve Bank of Boston and owns all of the capital stock of Westfield Bank. Westfield Mutual Holding Company owns 53% of the outstanding shares of Westfield Financial's common stock, which is listed on the American Stock Exchange under the symbol "WFD." As used in this proxy statement, "we", "us" and "our" refer to Westfield Financial and/or its subsidiaries, depending on the context. The term "annual meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

      We have sent you this proxy statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the annual meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the annual meeting. This process is described below in the section entitled "Voting Rights."

      We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about May 24, 2002 to all shareholders entitled to vote. If you owned common stock of Westfield Financial at the close of business on May 15, 2002, the record date, you are entitled to vote at the annual meeting. On the record date, there were 10,580,000 shares of common stock outstanding.

QUORUM

      A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the annual meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the annual meeting.

VOTING RIGHTS

      You are entitled to one vote at the annual meeting for each share of the common stock of Westfield Financial that you owned as of the record date at the close of business on May 15, 2002. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting and obtain and submit a ballot, which we will provide to you at the annual meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares "for" each of the proposals identified in the Notice of Annual Meeting.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than those listed in the Notice of Annual Meeting.

VOTE BY WESTFIELD MUTUAL HOLDING COMPANY

      Westfield Mutual Holding Company owns 53% of the outstanding shares of Westfield Financial's common stock. All shares of Westfield Financial owned by Westfield Mutual Holding Company will be voted in accordance with the instructions of the Board of Trustees of Westfield Mutual Holding Company. Westfield Mutual Holding Company is expected to vote "for" each of the proposals identified in the Notice of Annual Meeting for which it is entitled to vote.

VOTE REQUIRED


Proposal 1: Election of       The nominees for director who receive the most votes will be
Directors                     elected.  So, if you do not vote for a nominee, or you indicate
                              "withhold authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee.  You may not vote your shares cumulatively for the election of directors.  Because
                              Westfield Mutual Holding Company owns more than 50% of Westfield
                              Financial's outstanding shares, we expect that Westfield Mutual
                              Holding Company will control the outcome of the vote on this proposal.

Proposals 2 & 3: Adoption     Approval of Proposal 2 and Proposal 3 requires the affirmative vote
of the 2002 Stock Option      of a majority of the outstanding shares of Westfield Financial's
Plan and the 2002             common stock that is not held by Westfield Mutual Holding
Recognition and Retention     Company.  Under this standard, if you "abstain" from voting, it has
Plan                          the same effect as if you voted "against" these proposals.

EFFECT OF BROKER NON-VOTES

      If your broker holds shares that you own in "street name," the broker may vote your shares on the proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote.

      * Proposal 1: Election of Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.

      * Proposals 2 & 3: Adoption of the 2002 Stock Option Plan and the 2002 Recognition and Retention Plan. A broker non-vote with respect to either of these proposals will be treated the same as a vote "against" the proposal.

CONFIDENTIAL VOTING POLICY

      Westfield Financial maintains a policy of keeping shareholder votes confidential. We only let our Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. Our independent tabulating agent will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

      You may revoke your grant of proxy at any time before it is voted by:

      *     filing a written revocation of the proxy with the Clerk;
      *     submitting a signed proxy card bearing a later date; or
      * attending and voting in person at the annual meeting, but you also must file a written revocation with the Clerk of the annual meeting prior to the voting.

      If your shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the annual meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of Westfield Financial.

SOLICITATION OF PROXIES

      Westfield Financial will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of Westfield Financial and Westfield Bank may solicit proxies by mail, telephone and other forms of communication. Westfield Financial has also hired Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of $5,000, plus reimbursement of out of pocket expenses.

      We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      Our directors, officers and employees will be granted stock options under the Westfield Financial, Inc. 2002 Stock Option Plan and restricted stock awards under the Westfield Financial, Inc. 2002 Recognition and Retention Plan, being presented for shareholder approval in Proposal 2 and Proposal 3, respectively. As a result, our directors, officers and employees have a personal interest in the outcome of the vote on those proposals.

OBTAINING AN ANNUAL REPORT ON FORM 10-K

      If you would like a copy of our Annual Report on Form 10-K and audited financials for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission ("SEC") on April 1, 2002, we will send you one (without exhibits) free of charge. Please write to Philip R. Smith, Clerk, Westfield Financial, Inc., 141 Elm Street, Westfield, MA 01085.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of Westfield Financial.

      The following table contains common stock ownership information for persons known to Westfield Financial to "beneficially own" 5% or more of Westfield Financial's common stock as of May 15, 2002. In general, beneficial ownership includes those shares that a person has the power to vote, sell or otherwise dispose of. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) after May 15, 2002. Two or more persons may be considered the beneficial owner of the same shares. Westfield Financial obtained the information provided in the following table from filings with the SEC and from Westfield Financial.


                                  Name and Address of            Amount and Nature of
    Title of Class                  Beneficial Owner             Beneficial Ownership     Percent
    --------------                -------------------            --------------------     -------

Common Stock, par value     Westfield Mutual Holding Company         5,607,400(1)          53.0%
 $0.01 per share            141 Elm Street
                            Westfield, MA  01581

--------------------
<F1>  As reported by Westfield Mutual Holding Company in a Schedule 13D
      dated January 7, 2002, which reported sole voting and dispositive power over 5,607,400 shares.

Security Ownership of Management.

      The following table shows the number of shares of Westfield Financial's common stock beneficially owned by each director, each executive officer named in the "Summary Compensation Table" provided elsewhere in this proxy statement, and all directors and executive officers of Westfield Financial as a group, as of May 15, 2002. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to his or her name. "Voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares.


                                      Position with              Amount and Nature of
                                 Westfield Financial and              Beneficial          Percent of Common
          Name                        Westfield Bank               Ownership(1)(2)        Stock Outstanding
          ----                   -----------------------         --------------------     -----------------

Victor J. Carra               Executive Vice President and            21,490(3)                   *
                              Director
David C. Colton, Jr.          Director                                 2,443(4)                   *
Robert T. Crowley, Jr.        Director                                 2,500(5)                   *
James C. Hagen                Vice President and                       1,648(6)                   *
                              Commercial Loan Department
                              Manager
Thomas J. Howard              Director                                   500(7)                   *
Michael J. Janosco, Jr.       Chief Financial Officer                 33,000(8)                   *
Rebecca S. Kozaczka           Vice President and Residential             962                      *
                              Loan Officer
Harry C. Lane                 Director                                    --                      --
William H. McClure            Director                                 3,000(9)                   *
Mary C. O'Neil                Director                                   500(10)                  *
Richard C. Placek             Director                                 5,000(11)                  *
Paul R. Pohl                  Director                                 9,996(12)                  *
Charles E. Sullivan           Director                                 1,500                      *
Thomas C. Sullivan            Director                                30,000                      *
Donald A. Williams            President, Chief Executive              30,300(13)                  *
                              Officer and Director
Other Executive Officers                                             153,275                    1.44%
 and ESOP
All Executive Officers
 and Directors as a Group
 (16 Persons)                                                        296,114(14)                2.8%

                                  (Footnotes to the table are on the next page)




--------------------
* Less than one percent of the total outstanding shares of common stock.
<F1>  See "Principal Shareholders of Westfield Financial" for definition of
      "beneficial ownership."
<F2>  Based on a total of 10,580,000 shares of Westfield Financial's common stock outstanding as of December 31, 2001.
<F3>  Includes 13,370 shares held in Westfield Bank's 401(k) plan, 690 shares held in an individual retirement account ("IRA") for the benefit of Mr. Carra's spouse, 830 shares held in an IRA for the benefit of Mr. Carra, and 6,600 shares held jointly with Mr. Carra's spouse.
<F4>  Includes 1,272 shares held in an IRA for the benefit of Mr. Colton's spouse, 671 shares held in an IRA for the benefit of Mr. Colton, and 500 shares held jointly with Mr. Colton's spouse.
<F5>  Includes 2,500 shares held jointly with Mr. Crowley's spouse.
<F6>  Includes 1,648 shares held in Westfield Bank's 401(k) Plan.
<F7>  Includes 500 shares held by the Thomas J. Howard Revocable trust for which Mr. Howard and his spouse serve as trustees.
<F8>  Includes 20,279 shares held jointly with Mr. Janosco's spouse, 12,721 shares held in an IRA for the benefit of Mr. Janosco.
<F9>  Includes 3,000 shares held jointly with Mr. McClure's spouse.
<F10> Includes 500 shares held jointly with Ms. O'Neil's spouse.
<F11> Includes 2,500 shares held by Mr. Placek's spouse.
<F12> Includes 9,996 shares held jointly with Mr. Pohl's spouse.
<F13> Includes 20,000 shares held jointly with Mr. Williams' spouse, 5,100 shares held in an IRA for the benefit of Mr. Williams, and 5,200 shares held in an IRA for the benefit of Mr. Williams' spouse.
<F14> The figures shown for each of the executive officers named in the table do not include 152,100 shares held in trust pursuant to the ESOP that have not been allocated as of December 31, 2001 to any individual's account and as to which each of the executive officers named in the table share voting powers with the other ESOP participants. The figure shown for all directors and executive officers as a group includes 152,100 as to which members of Westfield Financial's Compensation Committee (consisting of Messrs. Lane, Pohl, Thomas C. Sullivan and Williams) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such member to be deemed a beneficial owner of such shares.
      Each of the members of the Compensation Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the Compensation Committee individually. See "Benefit Plans-Employee Stock Ownership Plan."

                DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

      _________________________________________________________________

                                 PROPOSAL 1

                            ELECTION OF DIRECTORS

      _________________________________________________________________

General

      Nominees                   Term to Expire
      --------                   --------------

      Robert T. Crowley, Jr.          2005
      Harry C. Lane                   2005
      William H. McClure              2005
      Paul R. Pohl                    2005

      All four nominees are currently serving on Westfield Financial's Board of Directors. If you elect all the nominees listed above, they will hold office until the annual meeting in 2005 or until their successors have been elected and qualified.

      We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

Nominees and Continuing Directors


                                       Term         Position(s) Held with        Director
       Nominees            Age(1)     Expires        Westfield Financial         Since(2)
       --------            ------     -------       ---------------------        --------

Robert T. Crowley, Jr.       53        2002                Director                1999

Harry C. Lane                63        2002                Director                1978

William H. McClure           66        2002                Director                1996

Paul R. Pohl                 60        2002                Director                1999





                                       Term         Position(s) Held with        Director
 Continuing Directors      Age(1)     Expires        Westfield Financial         Since(2)
 --------------------      ------     -------       ---------------------        --------


Victor J. Carra              61        2004       Executive Vice President         1995
                                                        and Director

David C. Colton, Jr.         58        2003       Director                         1980

Thomas J. Howard             69        2004       Director                         1979

Mary C. O'Neil               66        2003       Director                         1994

Richard C. Placek            62        2004       Director                         1979

Charles E. Sullivan          58        2004       Director                         1992

Thomas C. Sullivan           68        2004       Director                         1989

Donald A. Williams           57        2003       President, Chief Executive       1983
                                                     Officer and Director

--------------------
<F1>  At December 31, 2001.
<F2>  Includes terms served on the Board of Directors of Westfield Bank.
      All members of the current Board of Directors of Westfield Financial have served as directors since the company's inception in 2001.

Biographical Information

      The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below.

Nominees

      Robert T. Crowley, Jr. is a Certified Public Accountant and a partner in the accounting firm of Downey, Sweeney, Fitzgerald & Co., P.C. Mr. Crowley has been a partner with this firm since 1980 and a Certified Public Accountant since 1979.

      Harry C. Lane is the President of John S. Lane & Son, Inc., a quarry and asphalt company located in Westfield, Massachusetts. Mr. Lane has served in this capacity since 1986.

      William H. McClure is the President of the McClure Insurance Agency, Inc., a position he has held since 1993.

      Paul R. Pohl has served as the President and Owner of Chemi-Graphic, Inc., a name plate manufacturing company located in Ludlow, Massachusetts. Mr. Pohl has served in this capacity since 1964.

Continuing Directors

      Victor J. Carra has served as the Executive Vice President of Westfield Bank since 1998 and Westfield Financial since its inception in 2001. Since 1975, Mr. Carra has served in various capacities during his employment with Westfield Bank.

      David C. Colton, Jr. is the owner and operator of The Colton Agency, Inc., an insurance agency located in Westfield, Massachusetts. Mr. Colton has served in these capacities since 1966.

      Thomas J. Howard retired from Westfield Bank in 1994 after having served as an Assistant Treasurer, Treasurer, Vice President and Executive Vice President during his employment with Westfield Bank since 1964. Since his retirement in 1994, Mr. Howard has served as a corporator and trustee of Westfield Mutual Holding Company and a director of Westfield Bank. He has served as a director of Westfield Financial since its inception in 2001.

      Mary C. O'Neil is the Director of Development and Marketing at Noble Health Systems, located in Westfield, Massachusetts. Ms. O'Neil has held this position since 1993. Prior to that, she served as President of T.L. O'Neil Insurance Agency, Inc.

      Richard C. Placek is the President of Commercial Distributing Company, located in Westfield Massachusetts. Mr. Placek has held this position since 1985. Prior to that, he served as General Manager.

      Charles E. Sullivan is the President of Charles E. Sullivan C.P.A., Inc., a public accounting firm located in West Springfield, Massachusetts. Mr. Sullivan has served in this capacity since 1979.

      Thomas C. Sullivan is retired and was formerly the President and Chief Operating Officer of Sullivan Paper Co., Inc., located in West Springfield, Massachusetts. He retired from this position in 1998. Mr. Sullivan presently serves as a director of Sullivan Paper Co., Inc., a position he has held since 1959. He also serves as President and Director of Patriot Realty, located in Appleton, Wisconsin and is the Vice President and Director of George Sullivan Realty, a realty company located in West Springfield, Massachusetts. Mr. Sullivan has served in these capacities since 1994 and 1970, respectively.

      Donald A. Williams has served as President of Westfield Bank since 1983 and Chief Executive Officer of Westfield Bank since 1987. Mr. Williams has served in such capacities with Westfield Financial since its inception in 2001.

Executive Officers Who are Not Directors

      Michael J. Janosco, Jr., age 55, has served as the Chief Financial Officer and Treasurer of Westfield Bank since 1999 and of Westfield Financial since its inception in 2001. Mr. Janosco was previously a partner at KPMG Peat Marwick until his retirement in 1994. From 1994 to 1997, he served as the Chief Financial Officer and Treasurer of Primary Bank, located in Peterborough, New Hampshire.

      James C. Hagan, age 40, has served as Vice President and Commercial Loan Department Manager of Westfield Bank since 1998. From 1994 through 1998, Mr. Hagan was a Commercial Loan Officer at Westfield Bank.

      Rebecca S. Kozaczka, age 51, has served as Vice President and Residential Loan Officer at Westfield Bank since 1989.

      Deborah J. McCarthy, age 42, has served as Vice President and Operations Department Manager since 2000. She has worked for Westfield Bank in numerous capacities since 1979.

           INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Meetings and Committees of the Board of Directors

      Westfield Financial's Board of Directors currently consists of twelve members. The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of Westfield Financial. Westfield Financial's executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the board which are held on a monthly basis. Our directors also discuss business and other matters with key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

      Because Westfield Financial was not formed until November 13, 2001, its Board of Directors met two times during the fiscal year ended December 31, 2001. The Board of Directors of Westfield Bank held 12 regular meetings and three special meetings during the fiscal year ended December 31, 2001. Each incumbent director attended at least 75% of the meetings of the Board of Directors, plus meetings of committees on which that particular director served during this period.

Committees of the Board

      The Board of Directors of Westfield Financial has established the following committees:


Executive           The Executive Committee exercises the powers of the Board of Directors
Committee           between board meetings.  The Executive Committee consists of directors
                    Colton, Lane, O'Neil, C. Sullivan and Williams.  The Executive Committee
                    of Westfield Financial did not meet during the 2001 fiscal year; however, the Executive Committee of Westfield Bank, which serves the same functions and has the identical make-up, met 43 times during the 2001 fiscal year.

Audit Committee     The Audit Committee reviews the annual audit prepared by the independent accountants, recommends the appointment of accountants and reviews the work of the internal auditors.  The Audit Committee consists of Directors
                    Crowley, McClure and Placek with Director Placek serving as Chairperson of the committee.  The Audit Committee of Westfield Financial did not meet during the 2001 fiscal year; however, the Audit Committee of Westfield
                    Bank, which serves the same functions and has the identical make-up, met four times during the 2001 fiscal year.

Compensation        The Compensation Committee provides advice and recommendation to the Board
Committee           of Directors in the areas of employee salaries and benefit programs.  The
                    Compensation Committee consists of directors Lane, Pohl, T. Sullivan and
                    Williams with Director Lane serving as Chairperson of the committee.  The
                    Compensation Committee of Westfield Financial did not meet during the 2001 fiscal year.

Nominating          The Nominating Committee recommends nominees for election as directors and
Committee           reviews if any shareholder nominations comply with the notice procedures set forth in Westfield Financial's Bylaws.  Westfield Financial's Bylaws
                    set forth a




                    procedure for shareholders to nominate directors by notifying the Clerk of
                    Westfield Financial in writing and meeting other requirements set forth in the Bylaws.

                    Directors Colton, Lane, O'Neil, C. Sullivan and Williams currently serve on the committee. The Nominating Committee generally meets once a year to make nominations.

AUDIT COMMITTEE REPORT

      The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

      During the 2001 fiscal year, the Audit Committee of Westfield Financial did not meet; however, the Audit Committee of Westfield Bank, which serves the same function and has the identical make-up, held four meetings to discuss matters consistent with its duties. The Audit Committee's membership was comprised of Directors Crowley, McClure and Placek with Placek serving as Chairperson.

      Each member of Westfield Financial's Audit Committee is independent as defined under the American Stock Exchange listing standards. Westfield Financial's Audit Committee operates under a written charter approved by the Board, a copy of which is attached as Appendix A to this proxy statement.

      Westfield Financial's Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments. The primary duties and responsibilities of the Audit Committee are to: (1) serve as an independent and objective party to monitor Westfield Financial's financial reporting process and internal control systems; (2) review and appraise the audit efforts of Westfield Financial's independent auditors and internal audit department; (3) review Westfield Financial's quarterly financial performance, as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies; and (5) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department, and the Board.

      Westfield Financial's Audit Committee has reviewed and discussed the audited financial statements of Westfield Financial for the fiscal year ended December 31, 2001 with management and Deloitte & Touche LLP, Westfield Financial's independent auditors. Westfield Financial's Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee) with Deloitte & Touche LLP.

      During the fiscal year ended December 31, 2001, Westfield Bank retained and paid Deloitte & Touche LLP to provide audit and other services as follows:


      Audit Fees                                                             $132,000
      All Other Fees (primarily initial public offering and tax matters)     $275,000

      Westfield Financial's Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (entitled "Independence Discussions with Audit Committees"), has discussed the independence of Deloitte & Touche LLP and considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditor's independence.

      Based on the review and discussions noted above, Westfield
Financial's Audit Committee recommended to the Board that Westfield Financial's audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the SEC on April 1, 2002.

      A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if she or he so desires.

                                       Westfield Financial, Inc.
                                       Audit Committee
                                       Richard C. Placek, Chairperson
                                       Robert T. Crowley, Jr.
                                       William H. McClure


DIRECTOR COMPENSATION

      Meeting Fees. The members of the board of directors of Westfield Financial are identical to that of Westfield Bank. To date, Westfield Bank has compensated its directors for their services to the bank. Westfield Financial has not paid any additional compensation to its directors for their additional services to the holding company. Westfield Financial expects to continue this practice until there is a business reason to establish separate compensation fees.

      Westfield Bank's practice has been to pay a fee of $700 to each of its non-employee directors for attendance at each board meeting. In addition, each member of the Executive Committee received $1,733 per month for attendance at meetings, while each member of the Audit Committee received $400 for each meeting the member attended. Westfield Bank paid fees totaling $183,000 to its non-employee directors for the year ended December 31, 2001.

      Directors' Deferred Compensation Plan. Westfield Bank has established the Westfield Bank Directors' Deferred Compensation Plan for the benefit of non-employee directors. Under the Deferred Compensation Plan, each non-employee director may make an annual election to defer receipt of all or a portion of his or her director fees received from Westfield Financial and Westfield Bank. The deferred amounts are allocated to a deferral account and credited with interest at an annual rate equal to the rate on the highest yielding certificate of deposit issued by Westfield Bank during the year or according to the investment return of other assets as may be selected by the Compensation Committee of Westfield Bank. The Deferred Compensation Plan is an unfunded, non-qualified plan that provides for distribution of the amounts deferred to participants or their designated beneficiaries upon the occurrence of certain events such as death, retirement, disability or a change in control of Westfield Financial or Westfield Bank (as those terms are defined in the Deferred Compensation
Plan).

EXECUTIVE OFFICER COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

      The Compensation Committee is composed of Directors Lane, Pohl, Thomas C. Sullivan, and Williams with Director Lane serving as the Chairperson of the Committee. None of the members of the Compensation Committee, except Mr. Williams, were officers or employees of Westfield Financial or its subsidiaries during 2001 or in prior years.

      The following Report of Westfield Financial's Compensation Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material," filed with the SEC subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

Compensation Committee Report on Executive Compensation

      On December 27, 2001, Westfield Financial, Inc. became the holding company for Westfield Bank upon completion of a corporate reorganization of Westfield Mutual Holding Company and related initial stock offering by Westfield Financial.

      The Compensation Committee provides advice and recommendations to the Board of Directors in the areas of employee salaries and benefit programs. Compensation of the President and Chief Executive Officer and other executive officers of Westfield Bank for the fiscal year ended 2001 was paid by Westfield Bank and determined by the Board of Directors.

      The committee reviews the compensation and benefits programs for all executive officers on an annual basis. Mr. Williams does not participate in the committee's decisions regarding his own compensation review and recommendation.

      The committee strives to provide a compensation program that assures both the motivation and retention of the executive officers, proper alignment with the financial interests of Westfield Financial's stockholders, and competitiveness with the external marketplace. To this end, the committee reviewed the compensation practices of a peer group of companies with similar size and business mix to that of Westfield Bank in order to develop recommendations for Westfield Bank's executive officers.

      Westfield Bank's compensation program for executive officers consists of: base salary, annual bonuses and long-term incentive awards. These elements are intended to provide an overall compensation package that is commensurate with Westfield Bank's financial resources, that is appropriate to assure that retention of experienced management personnel, and that aligns their financial interests with those of Westfield Financial's shareholders.

Base Salaries

      Salary levels recommended by the committee are intended to be competitive with salary levels of the companies in Westfield Bank's peer groups, commensurate with the executive officers' respective duties and responsibilities, and reflect the financial performance of Westfield Bank.

Chief Executive Officer

      The Compensation Committee recognizes the significant additional efforts required of the President and Chief Executive Officer in bringing about Westfield Financial's initial public offering.

      Based on the foregoing criteria discussed above, for fiscal year ended December 31, 2001, Mr. Williams' base salary was $290,498 and he was awarded a bonus of $43,575.

                                       Westfield Financial, Inc.
                                       Compensation Committee

                                       Harry C. Lane, Chairperson
                                       Paul R. Pohl
                                       Thomas C. Sullivan
                                       Donald A. Williams

Compensation Committee Interlocks and Insider Participation.

      Except for Mr. Williams, who recused himself from discussions regarding his compensation, none of the executive officers of Westfield Financial served as a member of another entity's Board of Directors or as a member of the Compensation Committee (or other board committee performing equivalent functions) during 2001, which entity had an executive officer serving on the Board of Directors or as a member of the Compensation Committee of Westfield Financial. There are no interlocking relationships between Westfield Financial and other entities that might affect the determination of the compensation of our executive officers.

PERFORMANCE GRAPH

      A performance graph is not included due to the fact that the reorganization and stock offering took place on December 27, 2001 and therefore sufficient data was unavailable at December 31, 2001.

SUMMARY COMPENSATION TABLE

      Summary Compensation Table. The following table provides information about the compensation paid to our President and Chief Executive Officer and to the other most highly compensated executive officers whose annual salary and bonus for fiscal years 2001 or 2000 was at least $100,000.


                                                                 Annual Compensation
                                                       ---------------------------------------
                                                                                  Other Annual
                Name and                                                          Compensation        All Other
           Principal Position                 Year     Salary($)     Bonus($)        ($)(1)        Compensation(2)
           ------------------                 ----     ---------     --------     ------------     ---------------

Donald A. Williams, President and Chief       2001      290,498       43,575           -              $113,516
 Executive Officer                            2000      267,616       40,234           -               106,041

Michael J. Janosco, Jr., Chief Financial      2001      152,100       22,815           -                 7,173
 Officer and Treasurer                        2000      139,000       20,850           -                 4,344

Victor J. Carra, Executive Vice President     2001      142,116       21,317           -                43,282
                                              2000      128,741       19,584           -                40,236

James C. Hagan, Vice President                2001      113,334       17,000           -                 3,772
                                              2000       95,764       14,365           -                 2,938

Rebecca S. Kozaczka, Vice President           2001       92,014       13,802           -                 3,784
                                              2000       89,147       13,372           -                 3,570

--------------------
<F1>  Westfield Bank provides its executive officers with non-cash benefits and perquisites, such as the use of employer-owned or leased automobiles. Management of Westfield Bank believes that the aggregate value of these benefits for 2001 did not, in the case of any executive officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him in the Summary Compensation Table.

<F2>  Includes the following components for fiscal 2001 and 2000, respectively: (1) employer matching contributions to the Westfield Bank 401(k) Plan: Mr. Donald A. Williams, $5,100 and $5,100; Mr. Michael J. Janosco, Jr., $4,563 and $3,210; and Mr. Victor J. Carra, $4,264 and $3,873; (2) the dollar value of premium payments for life
      insurance coverage provided     by Westfield Bank: Mr. Donald A.
      Williams, $4,428 and $3,964; Mr. Michael J. Janosco, Jr., $2,610 and $1,850; and Mr. Victor J. Carra, $3,230 and $2,997; and (3) amounts accrued under deferred compensation agreements: Mr. Donald A. Williams, $103,988 and $96,977 and Mr. Victor J. Carra, $35,788 and $33,366. Also includes the following components for fiscal 2001 and 2000, respectively: (1) employer matching contributions to the Westfield Bank 401(k) Plan: Mr. James C. Hagan, $3,400 and $2,665; and Ms. Rebecca S. Kozaczka, $2,761 and $2,675; and (2) the dollar value of premium payments for life insurance coverage provided by Westfield Bank: Mr. James C. Hagan, $372 and $273; and Ms. Rebecca
      S. Kozaczka, $1,023 and $895.

Employment Agreements

      Westfield Financial and Westfield Bank have jointly entered into employment agreements with Mr. Donald A. Williams to secure his services as President and Chief Executive Officer, Mr. Victor J. Carra to secure his services as Executive Vice President, and Mr. Michael J. Janosco, Jr., to secure his services as Chief Financial Officer. For purposes of Westfield Financial's obligations, the employment agreements have rolling three-year terms beginning on January 1, 2002, which by decision of the executive or joint decision of Westfield Financial and Westfield Bank may be converted to a fixed three-year term. For purposes of Westfield Bank's obligations the employment agreements have fixed terms of three years beginning on January 1, 2002, and may be renewed annually after a review of the executive's performance. These agreements provide for minimum annual salaries of $305,110, $156,338 and $167,310, respectively, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. They also guarantee customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination. Westfield Financial and Westfield Bank may terminate each executive's employment, and each executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, they will owe the executive severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received if he had continued working for an additional three years. The same severance benefits would be payable if the executive resigns during the term following: a loss of title, office or membership on the board of directors; material reduction in duties, functions or responsibilities; involuntary relocation of the executive's principal place of employment to a location over 25 miles in distance from Westfield Bank's principal office in Westfield, Massachusetts and over 25 miles from the executive's principal residence; or other material breach of contract by Westfield Financial or Westfield Bank which is not cured within 30 days.
For 60 days after a change in control, each executive may resign for any reason and collect severance benefits as if he or she had been discharged without cause. The employment agreements also provide uninsured death and disability benefits. If Westfield Financial or Westfield Bank experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreements, Westfield Financial would reimburse the executive for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive will retain approximately the same net-after tax amounts under the employment agreement that he or she would have retained if there were no 20% excise tax. The effect of this provision is that Westfield
Financial, rather than the executive, bears the financial cost of the excise tax. Neither Westfield Financial nor Westfield Bank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.

Change of Control Agreements

      Westfield Bank and Westfield Financial have jointly entered into one-year change of control agreements with three vice presidents, James C. Hagan, Rebecca S. Kozaczka and Deborah J. McCarthy. The term of these agreements is perpetual until Westfield Bank gives notice of non-extension, at which time the term is fixed for one year. Generally, Westfield Bank may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if Westfield Bank or Westfield Financial signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for an additional one year. Westfield Bank would pay the same severance benefits if the officer resigns after a change of control following a loss of title, office or membership on the Board of Directors, material reduction in duties, functions or responsibilities, involuntary relocation of his or her principal place of employment to a location over 25 miles from Westfield Bank's principal office on the day before the change of control and over 25 miles from the officer's principal residence or other material breach of contract which is not cured within 30 days. These agreements also provide uninsured death and disability benefits. If Westfield Bank or Westfield Financial experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreements might constitute an "excess parachute payment" under current federal tax laws. Any excess parachute payment would be subject to a federal excise tax payable by the officer and would be non- deductible by Westfield Bank and Westfield Financial for federal income tax purposes. The change of control agreements do not provide a tax indemnity.

BENEFIT PLANS

      Pension Plan. Westfield Bank maintains a pension plan for its eligible employees. Generally, employees of Westfield Bank begin participation in the pension plan once they reach age 21 and complete 1,000 hours of service in a consecutive 12-month period. Participants in the pension plan become vested in their accrued benefit under the pension plan upon the earlier of the: (1) attainment of their "normal retirement age" (as described in the pension plan) while employed at Westfield Bank; (2) completion of five vesting years of service with Westfield Bank; or (3) death or disability of the participant. Participants are generally credited with a vesting year of service for each year in which they complete at least 1,000 hours of service. A participant's normal benefit under the pension plan equals the sum of (1) 1.25% of the participant's average compensation (generally defined as the average taxable compensation for the three consecutive limitation years that produce the highest average) by the number of years of service the participant has under the plan up to 25 years of service, plus (2) 0.6% of the excess of the participant's average compensation over the participant's covered compensation (the social security taxable wage base for the 35 years ending in the year the participant becomes eligible for non-reduced social security benefits) for each year of service under the plan up to 25 years of service. Participants may retire at or after age 65 and receive their full benefit under the plan. Participants may also retire early at age 62 or at age 55 with ten years of service or at age 50 with 15 years of service under the plan and receive a reduced retirement benefit. Pension benefits are payable in equal monthly installments for life, or for married persons, as a joint survivor annuity over the lives of the participant and spouse. Participants may also elect a lump sum payment with the consent of their spouse. If a participant dies while employed by Westfield Bank, a death benefit will be payable to either his or her spouse or estate, or named beneficiary, equal to the entire amount of the participant's accrued benefit in the plan. The following table indicates the annual employer-provided retirement benefits that would be payable under the pension plan upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are limited to $140,000 per year and annual compensation for benefit calculation purposes is limited to $170,000 per year for the 2001 calendar year.


                                      Years of Service
Average Annual     -------------------------------------------------------
 Compensation        10          15          20          25          30
--------------       --          --          --          --          --

   $100,000        $16,394     $24,591     $32,788     $40,985     $40,985
    125,000         21,019      31,529      42,038      52,548      52,548
    150,000         25,644      38,466      51,288      64,110      64,110
    170,000         29,344      44,016      58,688      73,360      73,360
    200,000         29,344      44,016      58,688      73,360      73,360
    300,000         29,344      44,016      58,688      73,360      73,360
    400,000         29,344      44,016      58,688      73,360      73,360

The benefits listed on the table above for the pension plan are not subject to a reduction for Social Security benefits or any other offset amount. As of December 31, 2001, Messrs. Williams, Janosco, Carra, Hagan and Ms. Kozaczka had 28, 2, 25, 6 and 11 years of service, respectively, for purposes of the pension plan.

      401(k) Plan. Westfield Bank has adopted the SBERA 401(k) Plan, a tax-qualified defined contribution plan, for substantially all employees of Westfield Bank who have attained age 21 and completed at least three months of service. Eligible employees may contribute from 1% to 15% of annual compensation to the plan on a pre-tax basis each year, subject to limitations of the Internal Revenue Code

(for 2001 the limit was $10,500). Westfield Bank makes a matching contribution to the plan equal to 50% of the first six percent of annual compensation contributed to the plan on a pre-tax basis by a participant after such participant has completed one year of service. This plan has an individual account for each participant's contributions and allows each participant to direct the investment of his or her account. One permitted investment is the common stock of Westfield Financial.

      Employee Stock Ownership Plan (ESOP). This plan is a tax-qualified plan that covers substantially all employees who have completed 1,000 hours of service in a 12 month period and attained age 21. The ESOP took effect at the completion of the reorganization. Westfield Financial has lent this plan enough money to purchase up to 8% of the shares of the total number of shares held by persons other than Westfield Mutual Holding Company. The plan intends to purchase all of these shares in private transactions or on the open market from time to time to the extent that shares are available for purchase on reasonable terms. Although contributions to this plan will be discretionary, Westfield Bank intends to contribute enough money each year to make the required principal and interest payments on the loan from Westfield Financial. This loan is for a term of 30 years and calls for level annual payments of principal and interest. The plan pledges the shares it purchases as collateral for the loan and holds them in a suspense account. The plan will not distribute the pledged shares right away. Instead, it will release a portion of the pledged shares annually. Assuming the plan repays its loan as scheduled over a 30-year term, we expect that 1/30th of the shares will be released annually in years 2002 through 2032. The plan will allocate the shares released each year among the accounts of participants in proportion to their compensation for the year. For example, if a participant's compensation for a year represents 1% of the total compensation of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year, subject to certain legal limitations imposed on tax qualified plans. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted by the plan trustee in a way that mirrors the votes which participants cast for shares in their individual accounts. As of December 31, 2001, the plan had not purchased any shares of common stock. This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.

      Benefit Restoration Plan. Westfield Financial has also established the Benefit Restoration Plan of Westfield Financial in order to provide restorative payments to executives who are prevented from receiving the full benefits contemplated by the ESOP's benefit formula as well as the 401(k) Plan's benefit formula. The restorative payments consist of payments in lieu of shares that cannot be allocated to participants under the ESOP due to the legal limitations imposed on tax-qualified plans and, in the case of participants who retire before the repayment in full of the ESOP's loan, payments in lieu of the shares that would have been allocated if employment had continued through the full term of the loan. The restorative payments also consist of amounts unable to be provided under the 401(k) Plan due to certain legal limitations imposed on tax-qualified plans.

      Deferred Compensation Agreements. Westfield Bank has also entered into deferred compensation agreements with each of Donald A. Williams and Victor J. Carra. Under these agreements, each executive is guaranteed monthly payments equal to 70% of his monthly salary after retirement for the remainder of the executive's life or 240 months, whichever is greater. The amounts of these payments is reduced by any payments received from the pension plan and are also reduced by Social Security payments attributable to contributions made by Westfield Bank. These agreements also provide for payments upon the death or disability of the executive that are equal in amount to the payments that would have been payable to the executive upon retirement with such payments being made for a period of 120 months.

LIMITATIONS ON FEDERAL TAX DEDUCTIONS FOR EXECUTIVE OFFICER COMPENSATION

      As a private entity, Westfield Bank had been subject to federal tax rules which permitted it to claim a federal income tax deduction for a reasonable allowance for salaries or other compensation for personal services actually rendered. Because Westfield Bank is now a subsidiary of a public company, federal tax laws may limit this deduction in future years to $1 million each tax year for each executive officer named in the summary compensation table in Westfield Financial's proxy statement for that year. This limit will not apply to non-taxable compensation under various broad-based retirement and fringe benefit plans, to compensation that is "qualified performance-based compensation" under applicable law or to compensation that is paid in satisfaction of commitments that arose before the conversion. Westfield Financial and Westfield Bank expect that the Compensation Committee will take this deduction limitation into account with other relevant factors in establishing future compensation levels of their executive officers and in setting the terms of compensation programs. Currently, none of our executive officers receive annual compensation expected to exceed this limit. However, there is no assurance that all compensation paid to our executive officers will be deductible for federal income tax purposes. To the extent that compensation paid to any executive officer is not deductible, the net after-tax cost of providing the compensation will be higher and the net after-tax earnings of Westfield Financial and Westfield Bank will be reduced.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      Westfield Bank makes loans to its executive officers, employees and directors. These loans are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2001, loans to non-employee directors and their associates totaled $1.2 million.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Westfield Financial's directors and executive officers, and persons who own more than 10% of Westfield Financial's common stock, to report to the Securities and Exchange Commission their initial ownership of Westfield Financial's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the Securities and Exchange Commission and Westfield Financial is required to disclose in this proxy statement any late filings or failures to file.

      Based solely on its review of the copies of such reports furnished to Westfield Financial and written representations that no other reports were required during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to Westfield Financial's executive officers and directors during fiscal 2001 were met.

      _________________________________________________________________

                                 PROPOSAL 2

                  ADOPTION OF THE WESTFIELD FINANCIAL, INC.
                           2002 STOCK OPTION PLAN
      _________________________________________________________________

General Plan Information

      The Board of Directors of Westfield Financial has adopted the Westfield Financial, Inc. 2002 Stock Option Plan, subject to approval by the holders of a majority of our outstanding shares of common stock that are not owned by Westfield Mutual Holding Company. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement as Appendix B and is incorporated by reference into this proposal.

Why We Are Asking for Shareholder Approval

      We are asking for shareholders to approve the Westfield Financial, Inc. 2002 Stock Option Plan so that we will be able to grant stock options to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock options as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock options that we would grant under this plan relates directly to the market price of our common stock. Adding stock options to our compensation packages would link the financial interest of our directors and officers with the financial interest of our shareholders.

If We Do Not Receive Shareholder Approval, We Will Not Implement the Plan

      Applicable Massachusetts banking regulations did not permit us to implement a stock option plan during the first six months after the completion of the reorganization by Westfield Mutual Holding Company and our initial public offering. These regulations permit us to implement a stock option plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of the issued and outstanding shares of our common stock that are not owned by Westfield Mutual Holding Company. If we do not receive this approval, it will not be possible for us to grant stock options. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in our market area.

Purpose of the Option Plan

      The purpose of the option plan is to promote growth and profitability to Westfield Financial and its shareholders, to provide certain key officers, directors and employees of Westfield Financial and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Westfield Financial.

Description of the Plan

      Administration. The plan will be administered by those members of the Compensation Committee of the Board who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, executive officers or employees of Westfield Financial or Westfield Bank; and (2) do not receive material compensation from Westfield Financial or Westfield Bank except for service as a director. There must be at least two disinterested directors on the Compensation Committee and this committee has broad discretionary powers.

      Stock Subject to the 2002 Stock Option Plan. Westfield Financial has reserved 497,260 shares of common stock of Westfield Financial for issuance upon the exercise of options under the plan. Such shares may be authorized and unissued shares or shares previously issued that Westfield Financial has reacquired. Any shares subject to grants under the option plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall be available for new option grants. As of May 15, 2002, the aggregate fair market value of the shares reserved for issuance under the plan was $7,896,489 based on the latest closing sales price per share of common stock of $15.88 on the American Stock Exchange on May 15, 2002.

      Eligibility. The committee may select people who receive stock option grants. Any employee of Westfield Financial, Westfield Bank or any affiliate approved by the Board of Directors may be selected to receive option grants. As of May 15, 2002, the committee has not selected the employees and directors who will be eligible to receive option grants.

      Terms and Conditions of Options. The committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

      * It may not grant options to purchase more than 124,315 shares to any one employee until December 28, 2002. In addition, it may not grant options to purchase more than 24,863 shares to any one non-employee director or options to purchase more than 149,178 shares of Westfield Financial's common stock to all outside directors in the aggregate until December 28, 2002.
      * It may not grant a stock option with a purchase price that is less than the fair market value of a share of Westfield Financial's common stock on the date it grants the stock option.
      * It may not grant a stock option with a term that is longer than ten years.
      * It may not grant options that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive shareholder approval for the plan for options granted prior to December 28, 2002, with acceleration permitted only in case of death or disability.
      * It may not grant options with an effective date that is before the date that we receive shareholder approval for the plan.

      The committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the plan.

      Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, common stock of Westfield Financial already owned by the option holder, shares to be acquired by the option holder upon exercise of the option or in such other consideration as the committee authorizes. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations and on the death of the option holder.

      Mergers and Reorganizations; Adjustments for Stock Dividends. The number of shares available under the plan, the maximum limits on option grants to individual officers and directors and to non-employee directors in the aggregate and the number of shares subject to outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which Westfield Financial is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Westfield Financial is not the surviving entity, outstanding options may be canceled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by Westfield Financial's Board of Directors to be of a value equivalent to the value of the canceled options.

Termination or Amendment of the Option Plan

      This plan will be in effect for a ten-year period that will begin on the date of shareholder approval and will end on the tenth anniversary of the date of shareholder approval. The Board of Directors may suspend or terminate the plan before then. It may also amend this plan at any time and in any respect. Any amendment that would change the class of eligible employees, increase the number of stock options that may be granted to any person or in total or reduce the minimum option price must first be approved by our shareholders.

Federal Income Tax Consequences

      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Westfield Financial and recipients of stock option grants under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

      Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not result in income that may increase taxable income, but will create an item of adjustment that may affect liability for alternative minimum tax. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

      Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock options, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

      Federal Tax Consequences for Westfield Financial. When a non-qualified stock option is exercised, Westfield Financial may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of $1.0 million each on the tax deduction which we may claim in any fiscal year for the compensation of our Chief Executive Officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called "qualified performance-based compensation." We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option. No executive of Westfield Financial or Westfield Bank currently receives compensation that would be rendered nondeductible by this limitation.

      The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the plan. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE WESTFIELD FINANCIAL, INC. 2002 STOCK OPTION PLAN.

      _________________________________________________________________

                                 PROPOSAL 3

                  ADOPTION OF THE WESTFIELD FINANCIAL, INC.
                     2002 RECOGNITION AND RETENTION PLAN
      _________________________________________________________________

General Plan Information

      The Board of Directors of Westfield Financial has adopted the Westfield Financial, Inc. 2002 Recognition and Retention Plan, subject to approval by a majority of the holders of the outstanding shares of our common stock that are not held by Westfield Mutual Holding Company. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this Proxy Statement as Appendix C and is incorporated by reference into this proposal.

Why We Are Asking for Shareholder Approval

      We are asking for shareholders to approve the Westfield Financial, Inc. 2002 Recognition and Retention Plan so that we will be able to grant stock awards to certain key officers, employees and directors. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors, officers and employees. In addition, the value of the stock awards that we would grant under this plan relates directly to the market price of our common stock. Adding stock awards to our compensation packages would link the financial interest of our directors, officers and employees with the financial interest of our shareholders.

If We Do Not Receive Shareholder Approval, We Will Not Implement the Plan

      Applicable Massachusetts banking regulations did not permit us to implement a stock option plan during the first six months after the completion of the reorganization by Westfield Mutual Holding Company and our initial public offering. These regulations permit us to implement a stock award plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock that are not owned by Westfield Mutual Holding Company. If we do not receive this approval, it will not be possible for us to grant stock awards. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers, directors and employees are competitive with those of other publicly traded financial services companies in our market area.

Purpose of the Recognition and Retention Plan

      The purpose of the plan is to promote the growth and profitability of Westfield Financial and its shareholders, to provide certain key officers, employees and directors of Westfield Financial and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Westfield Financial.

Description of the Recognition and Retention Plan

      Administration. The plan will be administered by those members of the Compensation Committee of the Board who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of Westfield Financial or Westfield Bank; and (2) do not receive material compensation from Westfield Financial or Westfield Bank except for service as a director. There must be at least two disinterested directors on the Compensation Committee and this committee has broad discretionary powers.

      Stock Subject to the Recognition and Retention Plan. Westfield Financial will establish a trust and will contribute certain amounts of money or property to be determined by the Board of Directors, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the trust primarily in the shares of our common stock that will be used to make restricted stock awards. It is currently anticipated that the fund will purchase common stock on the open market or in private transactions and that the trust will not purchase previously authorized but unissued shares from Westfield Financial. The trust is not authorized to purchase more than 198,904 shares of common stock of Westfield Financial and cannot purchase more than this number. As of May 15, 2002, the aggregate fair market value of the shares to be purchased under this plan was $3,158,596 based on the closing sales price per share of Westfield Financial's common stock of $15.88 on the American Stock Exchange on May 15, 2002.

      Eligibility. The committee selects the people who receive restricted stock awards under the plan. Any employee of Westfield Financial, Westfield Bank or any affiliate approved by the Board of Directors may be selected to receive stock awards. As May 15, 2002, the committee had not selected the employees and directors who will receive stock awards.

      Terms and Conditions of Awards. The committee may, in its discretion, grant awards of restricted stock to eligible individuals, up to a maximum of 198,904 shares. The committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

      * It may not grant restricted stock awards prior to December 28, 2002 for more than 49,726 shares of Westfield Financial's common stock to any one officer or employee, more than 9,945 shares of common stock to any one non-employee director or more than 59,671 shares of common stock to all non-employee directors in the aggregate.
      * It may not grant restricted stock awards that vest more rapidly than at the rate of 20% per year measured from the date we receive shareholder approval for the plan prior to December 28, 2002, with acceleration permitted only in cases of death or disability.
      * It may not grant restricted stock awards with an effective date that is before the date that we receive shareholder approval for the plan.

      As a general rule, shares of our common stock that are subject to a restricted stock award are held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the fund to the award recipient. While the shares are held in the fund, the award recipient receives dividends and exercises voting rights. In the alternative, the committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

      Mergers and Reorganizations. The number of shares available under the plan, the maximum limits on awards to individual officers and directors and to non-employee directors in the aggregate, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Westfield Financial is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Westfield Financial is not the surviving entity, the funding agent will hold any money, stock, securities or other property received in the fund, and adjust any award by allocating such money, stock, securities or other property to the individual eligible for the award.

Termination or Amendment

      The Board of Westfield Financial has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the committee, but the plan may not be terminated while there are outstanding awards that may vest in the future. Upon the termination of the plan, the trustee will make distributions from the trust as directed by the committee and will return any remaining assets of the trust to Westfield Financial.

Federal Income Tax Consequences

      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Westfield Financial and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

      The stock awards under the plan do not result in federal income tax consequences to either Westfield Financial or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Westfield Financial will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Westfield Financial will be allowed to claim a deduction for compensation expense for this amount as well.

      Section 162(m) of the Internal Revenue Code limits Westfield Financial 's deductions for compensation in excess of $1.0 million per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. No executive of Westfield Financial currently receives compensation subject to this limitation. We expect that the committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

      The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE WESTFIELD FINANCIAL, INC. 2002 RECOGNITION AND RETENTION PLAN.

                           INDEPENDENT ACCOUNTANTS

      Deloitte & Touche LLP served as independent public accountants for the purpose of auditing Westfield Financial's consolidated financial statements for the year ended December 31, 2001 and will continue to serve as Westfield Financial's independent accountants for the year ended December 31, 2002. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to answer questions concerning the financial statements presented and will be permitted to make a statement at the meeting.

                           ADDITIONAL INFORMATION

Information About Shareholder Proposals

      If you wish to submit proposals to be included in our proxy statement for the 2003 annual meeting of Westfield Financial shareholders, we must receive them on or before January 24, 2003, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require Westfield Financial to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. [SECTION]240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

      In addition, under Westfield Financial's Bylaws, if you wish to nominate a director or bring other business before an annual meeting (which is not included in the proxy statement for the 2003 Annual Meeting), the following criteria must be met: (i) you must be a shareholder of record;
(ii) you must have given timely notice in writing to the Clerk of Westfield Financial; and (iii) your notice must contain specific information required in our Bylaws. To be considered timely for inclusion in our 2003 Annual Meeting, we must receive your advance written notice of business or nominations to the Board of Directors no later than 120 days preceding the anniversary date of this year's annual meeting. For example, if we hold this year's annual meeting on June 28, 2002, we must receive your advance notice of business or nomination no later than February 28, 2003, provided however, that in the event less than 130 days notice or prior public disclosure of the meeting is given or made, we must receive your notice by the close of business on the tenth (10th) day following the date on which notice of the 2003 Annual Meeting is first given to shareholders as provided in the Bylaws.

                                       By Order of the Board of Directors,

                                       /s/ Philip R. Smith

                                       Philip R. Smith
                                       Clerk

Westfield, Massachusetts
May 24, 2002

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                     APPENDIX A
                                                                     ----------

                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                          WESTFIELD FINANCIAL, INC.

                                   CHARTER


I.    STATEMENT OF POLICY

      The primary function of the Audit Committee of the Board of Directors of Westfield Financial, Inc. ("Company") is to provide assistance to the Company's Board of Directors in fulfilling its responsibilities to the Company's shareholders and the investment community relating to the Company's accounting and reporting practices and the quality and integrity of the Company's financial reports. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the Company's Board of Directors, outside auditors, internal auditors and senior management.

II.   COMPOSITION OF THE AUDIT COMMITTEE

      The Audit Committee shall consist of at least three "independent" directors of the Company and shall serve at the pleasure of the Board of Directors. An "independent" director is defined as an individual who meets The American Stock Exchange's definition of independent director. In selecting the members of the Audit Committee, the Board of Directors will take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

      At least one member of the Audit Committee member shall have accounting or related financial management expertise. Each Audit Committee member must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement, or become so able within a reasonable period after joining the Audit Committee.

      The members of the Audit Committee shall be designated by the full Board of Directors at each annual meeting of the Board. The Board shall designate one member of the Audit Committee to serve as Chairperson of the committee.

III.  MEETINGS

      The Audit Committee shall meet at least 4 times a year or more frequently as circumstances require. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the significant actions of the Audit Committee to the Board of Directors, with such recommendations as the Audit Committee deems appropriate. The Audit Committee should also meet periodically with the internal auditor, the outside auditors and the Company's financial management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

IV.   RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

      The primary duties and responsibilities of the Audit Committee are to oversee and monitor the Company's financial reporting process and internal control system and review and evaluate the performance of the Company's outside auditors and internal auditing staff. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company's Articles of Organization or bylaws or the Board of Directors:

1. The Audit Committee shall review and reassess this charter annually and recommend any proposed changes to the Board for approval. The charter is to be published as an appendix to the proxy statement every three years.

2. The Audit Committee shall nominate, select, evaluate and, when appropriate, recommend the replacement of the outside auditor, subject to the approval of the Board of Directors, who is ultimately accountable to the Audit Committee and Board of Directors as representatives of the Company's shareholders. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and determine the scope of the audit. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, financial institution auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors.

3. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors, and the Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors.

4. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstance that might adversely affect the outside auditors' independence or judgment with respect to the Company under applicable auditing standards.

5. The Audit Committee shall require the outside auditors to advise the Company if it becomes aware that any officer or employee of the Company, or its direct or indirect subsidiaries or affiliates, is related to a partner, employee or other representative of the outside auditors, to the extent that such relationship might adversely affect the Company under applicable auditing standards.

6. The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company's accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company's financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company's accounting principles and underlying estimates and other significant decisions made by the Company's management in preparing the financial disclosure and reviewed by the outside auditors. The Audit Committee shall then meet among themselves, without operating management or the outside auditors being present, to discuss the information presented to them.

7. The Audit Committee shall require the outside auditors, in reviewing the Company's financial reporting and in advising the Audit
      Committee, to take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

8. The Audit Committee shall meet with the outside auditors and management to review the Company's quarterly reports on Form 10-Q and annual report on Form 10-K and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such forms are filed with the U.S. Securities and Exchange Commission.

9. Upon the completion of the annual audit, the Audit Committee shall review the audit findings, including any comments or recommendations of the outside auditors, with the entire Board of Directors.

10. The Audit Committee must assure itself that the internal auditor is free from operational duties, and that the internal auditor reports directly to the Board of Directors or the Audit Committee regarding any audit concerns or problems.

11. The Audit Committee shall meet at least annually with the Company's internal auditor to assure itself that the Company has a strong internal auditing function by reviewing the internal audit program and assessing (grading) risk areas along with a proper control environment that promotes accuracy and efficiency in the Company's operations.

12. The Audit Committee shall receive reports from the Company's internal auditor, which include a summary of findings from completed internal audits and a progress report on the internal audit plan, together with explanations for any deviations from the original plan.

13. The Audit Committee shall review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

14. The Audit Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the Company's internal auditor.

15. The Audit Committee shall determine whether the internal audit function may be performed by a staff internal auditor or may be outsourced to a third party, as deemed appropriate.

16. The Audit Committee shall consider and review with management and the internal auditor: (a) significant findings during the year and management's responses thereto, including the status of previous audit recommendations, (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information, (c) any changes required in the planned scope of the internal audit plan and (d) the internal auditing department budget and staffing.

17. The Audit Committee shall consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices, as suggested by the outside auditors, the internal auditor or management, and the Audit Committee shall review with the outside auditors, the internal auditor and management the extent to which such changes have been implemented (to be done at an appropriate amount of time subsequent to the implementation of such changes, as decided by the Audit Committee).

18. The Audit Committee shall review and resolve any identifiable material weaknesses in the Company's system of internal controls.

19. The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable, and the Audit Committee shall retain outside counsel, accountants or others for this purpose if, in its judgment, that is appropriate.

20. The Audit Committee shall prepare any report required by the rules of the U.S. Securities and Exchange Commission to be included in the Company's annual proxy statement.

                                                                 APPENDIX B


                          Westfield Financial, Inc.

                           2002 Stock Option Plan


                       ______________________________


                        Effective as of June 28, 2002

                              TABLE OF CONTENTS                        Page
                                                                       ----

                                  Article I

                                   Purpose

Section 1.1   General Purpose of the Plan                              B-5

                                 Article II

                                 Definitions

Section 2.1   Bank                                                     B-5
Section 2.2   Board                                                    B-5
Section 2.3   Change in Control                                        B-5
Section 2.4   Code                                                     B-7
Section 2.5   Committee                                                B-7
Section 2.6   Company                                                  B-7
Section 2.7   Disability                                               B-7
Section 2.8   Disinterested Board Member                               B-7
Section 2.9   Effective Date                                           B-7
Section 2.10  Eligible Director                                        B-7
Section 2.11  Eligible Employee                                        B-7
Section 2.12  Employer                                                 B-8
Section 2.13  Exchange Act                                             B-8
Section 2.14  Exercise Price                                           B-8
Section 2.15  Fair Market Value                                        B-8
Section 2.16  Family Member                                            B-8
Section 2.17  FDIC Regulations                                         B-8
Section 2.18  Incentive Stock Option                                   B-8
Section 2.19  Non-Profit Organization                                  B-8
Section 2.20  Non-Qualified Stock Option                               B-9
Section 2.21  Option                                                   B-9
Section 2.22  Option Period                                            B-9
Section 2.23  Person                                                   B-9
Section 2.24  Plan                                                     B-9
Section 2.25  Retirement                                               B-9
Section 2.26  Share                                                    B-9
Section 2.27  Termination for Cause                                    B-9

                                 Article III

                              Available Shares

Section 3.1   Available Shares                                         B-10

                              TABLE OF CONTENTS                        Page
                                                                       ----

                                 Article IV

                               Administration

Section 4.1   Committee                                                B-11
Section 4.2   Committee Action                                         B-11
Section 4.3   Committee Responsibilities                               B-11

                                  Article V

                             Stock Option Grants

Section 5.1   Grant of Options                                         B-12
Section 5.2   Size of Option                                           B-12
Section 5.3   Exercise Price                                           B-12
Section 5.4   Option Period                                            B-13
Section 5.5   Required Regulatory Provisions                           B-13
Section 5.6   Additional Restrictions on Incentive Stock Options       B-15

                                 Article VI

                            Options - In General

Section 6.1   Method of Exercise                                       B-16
Section 6.2   Limitations on Options                                   B-17

                                 Article VII

                          Amendment and Termination

Section 7.1   Termination                                              B-18
Section 7.2   Amendment                                                B-18
Section 7.3   Adjustments in the Event of a Business Reorganization    B-18

                                Article VIII

                                Miscellaneous

Section 8.1   Status as an Employee Benefit Plan                       B-19
Section 8.2   No Right to Continued Employment                         B-19
Section 8.3   Construction of Language                                 B-19
Section 8.4   Governing Law                                            B-20
Section 8.5   Headings                                                 B-20

                              TABLE OF CONTENTS                        Page
                                                                       ----

Section 8.6   Non-Alienation of Benefits                               B-20
Section 8.7   Taxes                                                    B-20
Section 8.8   Notices                                                  B-20
Section 8.9   Required Regulatory Provisions                           B-21
Section 8.10  Approval of Shareholders                                 B-21

                                 Article IX

        Additional Provisions Subject to Further Shareholder Approval

Section 9.1   Accelerated Vesting Upon Retirement or Change
              in Control                                               B-21
Section 9.2   No Effect Prior to Shareholder Approval                  B-21

              Westfield Financial, Inc. 2002 Stock Option Plan
              ------------------------------------------------

                                  Article I
                                  ---------

                                   Purpose
                                   -------

      Section 1.1   General Purpose of the Plan.

      The purpose of the Plan is to promote the growth and profitability of Westfield Financial, Inc., to provide eligible directors, certain key officers and employees of Westfield Financial, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Westfield Financial, Inc.

                                 Article II
                                 ----------

                                 Definitions
                                 -----------

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1   Bank means Westfield Bank and any successor thereto.

      Section 2.2   Board means the board of directors of the Company.

      Section 2.3   Change in Control means any of the following events:

            (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                  (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

                  (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

            (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

            (c)   a complete liquidation or dissolution of the Company;

            (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

                  (i) individuals who were members of the Board of Directors of the Company on the Effective Date; or

                  (ii) individuals who first became members of the Board of Directors of the Company after the Effective Date either:

                        (A) upon election to serve as a member of the Board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                        (B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

            provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of the Company provided, however, that this section 2.3(d) shall only apply if the Company is not majority owned by Westfield Mutual Holding Company;

            (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.3(a), (b), (c) or (d); or

            (f)   any event which would be described in section 2.3(a),
      (b), (c), (d) or (e) if the term "Bank" were substituted for the terms "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of (i) any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them or (ii) the conversion of Westfield Mutual Holding Company to a stock form company and the issuance of additional shares of the Company in connection therewith. For purposes of this section 2.3, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      Section 2.4 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.5   Committee means the Committee described in section 4.1.

      Section 2.6 Company means Westfield Financial, Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts, and any successor thereto.

      Section 2.7 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      Section 2.8 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

      Section 2.9   Effective Date means June 28, 2002.

      Section 2.10 Eligible Director means a member of the board of directors of an Employer who is not also an employee or an officer of any Employer.

      Section 2.11 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

      Section 2.12 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

      Section 2.13 Exchange Act means the Securities Exchange Act of 1934, as amended.

      Section 2.14 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.3.

      Section 2.15 Fair Market Value means, with respect to a Share on a specified date:

            (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

            (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

            (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

      Section 2.16 Family Member means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

      Section 2.17 FDIC Regulations means the rules and regulations of the Federal Deposit Insurance Corporation.

      Section 2.18 Incentive Stock Option means a right to purchase Shares that is granted to Eligible Employees pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

      Section 2.19 Non-Profit Organization means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6),
(7), (8) or (10) of the Internal Revenue Code.

      Section 2.20 Non-Qualified Stock Option means a right to purchase Shares that is either (a) granted to an Eligible Director or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

      Section 2.21 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

      Section 2.22 Option Period means the period during which an Option may be exercised, determined in accordance with section 5.4.

      Section 2.23 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.24 Plan means the Westfield Financial, Inc. 2002 Stock Option Plan, as amended from time to time.

      Section 2.25 Retirement means with respect to an Eligible Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

      Section 2.26 Share means a share of Common Stock, par value $.01 share, of Westfield Financial, Inc.

      Section 2.27 Termination for Cause means termination of service or removal from office with the Employer upon the occurrence of any of the following: (a) the individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (b) the individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (c) the individual breaches his fiduciary duties to the Employer for personal profit; or (d) the individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.

                                 Article III
                                 -----------

                              Available Shares
                              ----------------

      Section 3.1   Available Shares.

      (a) The maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

            (i)   497,260 Shares; over

            (ii)  the sum of:

                  (A) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

                  (B) the number of Shares with respect to which previously granted Options have been exercised;

subject to adjustment pursuant to section 7.3.

      (b) Options to purchase an aggregate maximum of 149,178 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Directors, and Options to purchase a maximum of 24,863 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Director; provided, however, that the limitations of this section 3.1(b) shall only apply to Options granted prior to December 28, 2002.

      (c) Options to purchase an aggregate maximum of 497,260 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Employees, and Options to purchase a maximum of 124,315 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Employee; provided, however, that the limitations of this section 3.1(c) shall only apply to Options granted prior to December 28, 2002.

      (d) For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee (within the meaning of section 162(m) of the Code) shall receive grants of Options for an aggregate number of Shares that is in excess of the amount specified for him under this section 3.1, computed as if any Option which is canceled or forfeited reduced the maximum number of Shares.

                                 Article IV
                                 ----------

                               Administration
                               --------------

      Section 4.1   Committee.

      The Plan shall be administered by the members of the Compensation Committee of Westfield Financial, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      Section 4.2   Committee Action.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      Section 4.3   Committee Responsibilities.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

            (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                  Article V
                                  ---------

                             Stock Option Grants
                             -------------------

      Section 5.1   Grant of Options.

      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee or an Eligible Director an Option to purchase Shares. An Option for Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Director shall be a Non-Qualified Stock Option.

      (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

            (i) specify the number of Shares covered by the Option determined in accordance with section 5.2;

            (ii)  specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

            (iii) specify the Option Period determined in accordance with section 5.4;

            (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

            (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee or an Eligible Director.

      Section 5.2   Size of Option.

      Subject to section 3.1 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee or Eligible Director may be granted Options shall be determined by the Committee, in its discretion.

      Section 5.3   Exercise Price.

      The price per Share at which an Option granted to an Eligible Employee or Eligible Director shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

      Section 5.4   Option Period.

      Subject to section 5.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

            (a)   in the case of an Option granted to an Eligible Employee:

                  (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

                  (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

                  (iii) the date and time when the Eligible Employee ceases
            to be an employee of the Employer due to a Termination for Cause; and

                  (iv) the last day of the ten-year period commencing on the date on which the Option was granted; and

            (b)   in the case of an Option granted to an Eligible Director:

                  (i) removal for cause in accordance with the Employer's bylaws, or Termination for Cause; or

                  (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

      Section 5.5   Required Regulatory Provisions.

      Notwithstanding anything contained herein to the contrary:

            (a) no Option shall be granted to an Eligible Employee or Eligible Director under the Plan prior to shareholder approval in accordance with section 8.10;

            (b) each Option granted to an Eligible Employee or Eligible Director prior to December 28, 2002 shall become exercisable no more rapidly than as follows:

                  (i) prior to the first anniversary of the Effective Date, an Option shall not be exercisable;

                  (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, an Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

                  (iii) on and after the second anniversary, but prior to
            the third anniversary, of the Effective Date, an Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

                  (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, an Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

                  (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, an Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

                  (vi) on and after the fifth anniversary of the Effective Date and for the remainder of the Option Period, an Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

      provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability while in the service of an Employer. Notwithstanding anything in the Plan to the contrary, section 5.5(b) shall apply in determining the exercisability of Options granted after December 27, 2002 only if no different vesting schedule is established by the Committee and specified in the agreement evidencing the outstanding Option.

            (c) The Option Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause, or in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, or in the case of an Eligible Director, removal for cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 5.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options (based on the Fair Market Value of a Share as of the expiration of the Option Period less the Exercise Price of such Options).

            (d) No Option granted to an Eligible Employee or Eligible Director hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's services with the Employer are terminated in a Termination for Cause, or, in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws.

      Section 5.6   Additional Restrictions on Incentive Stock Options.

      An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

            (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

            (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

            (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

            (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

                  (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

                  (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

      may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

            (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                 Article VI
                                 ----------

                            Options - In General
                            --------------------

      Section 6.1   Method of Exercise.

      (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

            (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

            (ii)  delivering to the Committee full payment, consistent with section 6.1(b), for the Shares as to which the Option is to be exercised; and

            (iii) satisfying such other conditions as may be prescribed in the Option agreement.

      (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee shall have no obligation to allow, and may in its sole and absolute discretion decline to allow, the use of any exercise method described in section 6.1(b)(i), (ii) or (iii) in any one or more case or in all cases.

      (c) When the requirements of section 6.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

      Section 6.2   Limitations on Options.

      (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-Profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-Profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

      (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                                 Article VII
                                 -----------

                          Amendment and Termination
                          -------------------------

      Section 7.1   Termination.

      The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

      Section 7.2   Amendment.

      The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

      Section 7.3   Adjustments in the Event of a Business Reorganization.

      (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available to any individual or group of individuals pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.

                                Article VIII
                                ------------

                                Miscellaneous
                                -------------

      Section 8.1   Status as an Employee Benefit Plan.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 8.2   No Right to Continued Employment.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

      Section 8.3   Construction of Language.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 8.4   Governing Law.

      The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable Massachusetts and FDIC Regulations.

      Section 8.5   Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 8.6   Non-Alienation of Benefits.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

      Section 8.7   Taxes.

      The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld under applicable law.

      Section 8.8   Notices.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

            (a)   If to the Committee:

                  Westfield Financial, Inc.
                  141 Elm Street
                  Westfield, MA 01085

                  Attention:   Clerk

            (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

      Section 8.9   Required Regulatory Provisions.

      The grant and settlement of Options under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

      Section 8.10   Approval of Shareholders.

      The Plan shall not be effective or implemented prior to December 28, 2002 unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company (excluding those votes eligible to be cast by Westfield Mutual Holding Company), in which case the Plan shall be effective as of the later of (a) June 27, 2002 or (b) the date of such approval. If not effective prior to such one year anniversary, the Plan shall be effective on such later date as is specified by the Board. No Option shall be granted prior to the date on which the Plan becomes effective.

                                 Article IX
                                 ----------

        Additional Provisions Subject to Further Shareholder Approval
        -------------------------------------------------------------

      Section 9.1   Accelerated Vesting Upon Retirement or Change in
Control.

      Notwithstanding anything in the Plan to the contrary, but subject to section 9.2: (a) in the event that any Eligible Employee terminates service as an Employee of all Employers, or in the event that an Eligible Director terminates service as a voting member of all Employers' boards of directors, and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement; and (b) in the event of a Change in Control, all Options outstanding under the Plan on the date of the Change in Control shall, to the extent not already exercisable, become exercisable on the date of the Change in Control.

      Section 9.2   No Effect Prior to Shareholder Approval.

      Notwithstanding anything contained in this Article IX to the contrary, the provisions of this Article IX shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares (excluding those Shares held by Westfield Mutual Holding Company) represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 27, 2002.

                                                                 APPENDIX C


                          WESTFIELD FINANCIAL, INC.

                     2002 RECOGNITION AND RETENTION PLAN


                       ______________________________


                        Effective as of June 28, 2002

                              TABLE OF CONTENTS                        Page
                                                                       ----

                                  Article I

                                   Purpose

Section 1.1   General Purpose of the Plan                              C-5

                                 Article II

                                 Definitions

Section 2.1   Award                                                    C-5
Section 2.2   Award Notice                                             C-5
Section 2.3   Bank                                                     C-5
Section 2.4   Beneficiary                                              C-5
Section 2.5   Board                                                    C-5
Section 2.6   Change of Control                                        C-6
Section 2.7   Code                                                     C-7
Section 2.8   Committee                                                C-7
Section 2.9   Company                                                  C-7
Section 2.10  Disability                                               C-7
Section 2.11  Disinterested Board Member                               C-7
Section 2.12  Effective Date                                           C-8
Section 2.13  Eligible Director                                        C-8
Section 2.14  Eligible Employee                                        C-8
Section 2.15  Employer                                                 C-8
Section 2.16  Exchange Act                                             C-8
Section 2.17  FDIC Regulations                                         C-8
Section 2.18  Fund                                                     C-8
Section 2.19  Funding Agent                                            C-8
Section 2.20  Funding Agreement                                        C-8
Section 2.21  Person                                                   C-9
Section 2.22  Plan                                                     C-9
Section 2.23  Retirement                                               C-9
Section 2.24  Share                                                    C-9

                                 Article III

                         Shares Available Under Plan

Section 3.1   Shares Available Under Plan                              C-9

                              TABLE OF CONTENTS                        Page
                                                                       ----

                                 Article IV

                               Administration

Section 4.1   Committee                                                C-10
Section 4.2   Committee Action                                         C-10
Section 4.3   Committee Responsibilities                               C-10

                                  Article V

                                  The Fund

Section 5.1   Contributions                                            C-11
Section 5.2   The Fund                                                 C-11
Section 5.3   Investments                                              C-11

                                 Article VI

                                   Awards

Section 6.1   To Eligible Directors                                    C-11
Section 6.2   To Eligible Employees                                    C-12
Section 6.3   Awards in General                                        C-12
Section 6.4   Share Allocations                                        C-12
Section 6.5   Dividend Rights                                          C-12
Section 6.6   Voting Rights                                            C-13
Section 6.7   Tender Offers                                            C-13
Section 6.8   Limitations on Awards                                    C-14

                                 Article VII

                                   Vesting

Section 7.1   Vesting of Awards                                        C-15
Section 7.2   Designation of Beneficiary                               C-15
Section 7.3   Manner of Distribution                                   C-15
Section 7.4   Taxes                                                    C-16

                              TABLE OF CONTENTS                        Page
                                                                       ----

                                Article VIII

                          Amendment and Termination

Section 8.1   Termination                                              C-17
Section 8.2   Amendment                                                C-17
Section 8.3   Adjustments in the Event of a Business Reorganization    C-17

                                 Article IX

                                Miscellaneous

Section 9.1   Status as an Employee Benefit Plan                       C-18
Section 9.2   No Right to Continued Employment                         C-18
Section 9.3   Construction of Language                                 C-18
Section 9.4   Governing Law                                            C-18
Section 9.5   Headings                                                 C-18
Section 9.6   Non-Alienation of Benefits                               C-19
Section 9.7   Notices                                                  C-19
Section 9.8   Required Regulatory Provisions                           C-19
Section 9.9   Approval of Shareholders                                 C-19

                                  Article X

        Additional Provisions Subject to Further Shareholder Approval

Section 10.1  Accelerated Vesting Upon Retirement or Change
              in Control                                               C-20
Section 10.2  No Effect Prior to Stockholder Approval                  C-20

                          Westfield Financial, Inc.
                          -------------------------
                     2002 Recognition and Retention Plan
                     -----------------------------------


                                  Article I
                                  ---------

                                   Purpose
                                   -------

      Section 1.1   General Purpose of the Plan.

      The purpose of the Plan is to promote the growth and profitability of Westfield Financial, Inc. and its affiliated companies and to provide eligible directors, certain key officers and employees of Westfield Financial, Inc. and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Westfield Financial, Inc. and its affiliated companies.

                                 Article II
                                 ----------

                                 Definitions
                                 -----------

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1 Award means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

      Section 2.2 Award Notice means, with respect to a particular Award, a written instrument signed by the Company and the Awards recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

      Section 2.3   Bank means Westfield Bank and any successor thereto.

      Section 2.4 Beneficiary means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.2 to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

      Section 2.5   Board means the Board of Directors of the Company.

      Section 2.6   Change of Control means any of the following events:

      (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

            (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

            (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

      (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

      (c)   a complete liquidation or dissolution of the Company;

      (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

            (i) individuals who were members of the board of directors of the Company on the Effective Date; or

            (ii) individuals who first became members of the board of directors of the Company after the Effective Date either:

                  (A) upon election to serve as a member of the board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                  (B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

      provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the board of directors of the Company; provided, however, that this section 2.6(d) shall only apply if the Company is not majority owned by Westfield Mutual Holding Company;

      (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.6(a), (b), (c) or (d); or

      (f)   any event which would be described in section 2.6(a), (b), (c),
(d) or (e) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of (i) any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them or (ii) the conversion of Westfield Mutual Holding Company to a stock form company and the issuance of additional shares of the Company in connection therewith. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      Section 2.7 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.8   Committee means the Committee described in section 4.1.

      Section 2.9 Company means Westfield Financial, Inc., a corporation organized and existing under the laws of the State of Massachusetts, and any successor thereto.

      Section 2.10 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      Section 2.11 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to
Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

      Section 2.12  Effective Date means June 28, 2002.

      Section 2.13 Eligible Director means a member of the board of directors of an Employer who is not also an employee of any Employer.

      Section 2.14 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of the Employer and selects to receive an Award pursuant to the Plan.

      Section 2.15 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

      Section 2.16 Exchange Act means the Securities and Exchange Act of 1934, as amended.

      Section 2.17 FDIC Regulations means the rules and regulations of the Federal Deposit Insurance Corporation.

      Section 2.18 Fund means the corpus (consisting of contributions paid over to the Funding Agent, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Funding Agent under the Funding Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

      Section 2.19 Funding Agent means the trustee or custodian of the Fund from time to time in office. The Funding Agent shall serve as Funding Agent until it is removed or resigns from office and is replaced by a successor Funding Agent or Funding Agents appointed by Westfield Financial, Inc.

      Section 2.20 Funding Agreement means the agreement between Westfield Financial, Inc. and the Funding Agent therein named or its successor pursuant to which the Fund shall be held in trust or custody.

      Section 2.21 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.22  Plan means the Westfield Financial, Inc. 2002
Recognition and Retention Plan as amended from time to time.

      Section 2.23 Retirement means with respect to an Eligible Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

      Section 2.24 Share means a share of common stock of Westfield Financial, Inc., par value $.01 per share.

                                 Article III
                                 -----------

                         Shares Available Under Plan
                         ---------------------------

      Section 3.1  Shares Available Under Plan.

      (a) The maximum number of Shares available for Awards under the Plan shall be 198,904, subject to adjustment pursuant to section 8.3.

      (b) An aggregate maximum of 59,671 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Directors, and a maximum of 9,945 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Director; provided, however, that the limitations of this section 3.1(b) shall only apply to Awards granted prior to December 28, 2002.

      (c) An aggregate maximum of 198,904 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Employees, and a maximum of 49,726 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Employee; provided, however, that the limitations of this section 3.1(c) shall only apply to Awards granted prior to December 28, 2002.

                                 Article IV
                                 ----------

                               Administration
                               --------------

      Section 4.1   Committee.

      The Plan shall be administered by the members of the Compensation Committee of Westfield Financial, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      Section 4.2   Committee Action.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      Section 4.3   Committee Responsibilities.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

            (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                  Article V
                                  ---------

                                  The Fund
                                  --------

      Section 5.1   Contributions.

      Westfield Financial, Inc. shall contribute, or cause to be contributed, to the Fund, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

      Section 5.2   The Fund.

      The Fund shall be held and invested under the Funding Agreement with the Funding Agent. The provisions of the Funding Agreement shall include provisions conferring powers on the Funding Agent as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Funding Agent at any time in office.

      Section 5.3   Investments.

      The Funding Agent shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Funding Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Fund be used to purchase more than 198,904 Shares (subject to adjustment pursuant to section 8.3). Notwithstanding the immediately preceding sentence, the Funding Agent may temporarily invest the Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Funding Agent may retain the Trust Fund uninvested or may sell assets of the Fund to provide amounts required for purposes of the Plan.

                                 Article VI
                                 ----------

                                   Awards
                                   ------

      Section 6.1   To Eligible Directors.

      Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Director may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Fund and not allocated in connection with other Awards.

      Section 6.2   To Eligible Employees.

      Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

      Section 6.3   Awards in General.

      Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

            (a)   specify the number of Shares covered by the Award;

            (b)   specify the date of grant of the Award;

            (c) specify the dates on which such Shares shall become vested; and

            (d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.

      Section 6.4   Share Allocations.

      Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Funding Agent of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Funding Agent shall reflect that such number of Shares have been awarded to such Award recipient.

      Section 6.5   Dividend Rights.

      (a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent.

      (b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent or, in the case of a stock dividend, used for future Awards.

      Section 6.6   Voting Rights.

      (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

      (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Funding Agent in such manner as the Committee shall direct to reflect the voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Westfield Financial, Inc., or by any proxy solicitor, to the holders of Shares.

      Section 6.7   Tender Offers.

      (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

      (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Funding Agent in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

      Section 6.8   Limitations on Awards.

      (a) No Award shall be granted under the Plan prior to the later of the date on which the Plan is approved by shareholders pursuant to section
9.9 or June 27, 2002;

      (b) No Award granted under the Plan prior to December 28, 2002 shall become vested more rapidly than under the following schedule:

            (i)   prior to the first anniversary of the Effective
      Date, no part of any Award shall be vested in the absence of the death or Disability of the Award recipient;

            (ii) on and after the first anniversary of the Effective Date and prior to the second anniversary of the Effective Date, an Award will be vested as to a maximum of twenty percent (20%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

            (iii) on and after the second anniversary of the Effective Date and prior to the third anniversary of the Effective Date, an Award may be vested as to a maximum of forty percent (40%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

            (iv) on and after the third anniversary of the Effective Date and prior to the fourth anniversary of the Effective Date, an Award may be vested as to a maximum of sixty percent (60%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

            (v) on and after the fourth anniversary of the Effective Date and prior to the fifth anniversary of the Effective Date, an Award may be vested as to a maximum of eighty percent (80%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient; and

            (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.9, the Award may be vested as to one hundred percent (100%) of the Shares subject to the Award when granted; and

            (vii) an Award may become fully vested on the date of the Award holder's death or Disability without regard to the time expired from and after the Effective Date.

      (c) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                                 Article VII
                                 -----------

                                   Vesting
                                   -------

      Section 7.1   Vesting of Awards.

      Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the first anniversary of the date of grant; (ii) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the second anniversary of the date of grant; (iii) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the third anniversary of the date of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the fourth anniversary of the date of grant; (v) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the fifth anniversary of the date of grant; and provided, further, an Award shall become 100% vested upon the Award recipient's death or Disability.

      Section 7.2   Designation of Beneficiary.

      An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

      Section 7.3   Manner of Distribution.

      (a) Except as provided in section 7.3(b), as soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Funding Agent to the Award holder and shall cause the Funding Agent to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

      (b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only, and the certificate therefor shall bear the following or a substantially similar legend:

      The securities evidenced hereby are subject to the terms of an Award Notice dated [date] between the issuer and [name of Award recipient] pursuant to the Westfield Financial, Inc. 2002 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer's executive offices at 141 Elm Street, Westfield, Massachusetts, 01085. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

      (c) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

      Section 7.4   Taxes.

      The Company, the Committee or the Funding Agent shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                Article VIII
                                ------------

                          Amendment and Termination
                          -------------------------

      Section 8.1   Termination.

      The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Funding Agent shall make distributions from the Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Fund, if any, to Westfield Financial, Inc.

      Section 8.2   Amendment.

      The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment or revision shall alter the stockholder approval standard set forth in Article X as a condition precedent to the effectiveness of Article X or otherwise directly or indirectly give effect to the substance of the provisions of Article X without compliance with the stockholder approval requirement set forth therein.

      Section 8.3   Adjustments in the Event of a Business Reorganization.

      (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Westfield Financial, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Westfield Financial, Inc. is not the surviving entity, the Funding Agent shall hold in the Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Funding Agent for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.

                                 Article IX
                                 ----------

                                Miscellaneous
                                -------------

      Section 9.1   Status as an Employee Benefit Plan.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 9.2   No Right to Continued Employment.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

      Section 9.3   Construction of Language.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 9.4   Governing Law.

      The Plan shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable Massachusetts and FDIC Regulations.

      Section 9.5   Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 9.6   Non-Alienation of Benefits.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts; provided, however, that any recipient of an Award who makes an election pursuant to section 83(b) of the Code to include the value of the Shares subject to such Award in gross income for federal income purposes when granted rather than when vested shall have the right to margin such Shares to finance the payment of taxes. Any Shares so margined shall nevertheless remain subject to the forfeiture provisions and other terms and conditions of the Award.

      Section 9.7   Notices.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

            (a)   If to the Committee:

                  Westfield Financial, Inc.
                  141 Elm Street
                  Westfield, MA 01085

                  Attention:   Clerk

            (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

      Section 9.8   Required Regulatory Provisions.

      The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

      Section 9.9   Approval of Shareholders.

      The Plan shall not be effective or implemented prior to December 28, 2002 unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company (excluding those votes eligible to be cast by Westfield Mutual Holding Company), in which case the Plan shall be effective as of the later of (a) June 27, 2002 or (b) the date of such approval. No Award shall be made prior to the date on which the Plan becomes effective.

                                  Article X
                                  ---------

        Additional Provisions Subject to Further Shareholder Approval
        -------------------------------------------------------------

      Section 10.1   Accelerated Vesting Upon Retirement or Change in
Control.

      Notwithstanding anything in the Plan to the contrary, but subject to section 10.2, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award: (a) in the event that any Eligible Employee terminates service as an Employee of all Employers, or in the event that an Eligible Director terminates service as a voting member of all Employers' boards of directors, and such termination constitutes a Retirement, all Awards outstanding to such holder on the date of his Retirement shall, to the extent not already vested, become vested upon Retirement; and (b) in the event of a Change of Control, all Awards outstanding under the Plan on the date of the Change of Control shall, to the extent not already vested, become vested on the date of the Change of Control.

      Section 10.2   No Effect Prior to Stockholder Approval.

      Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares (excluding those Shares held by Westfield Mutual Holding Company) represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held on or after December 27, 2002.

Westfield Financial, Inc.                                   REVOCABLE PROXY


       This Proxy is solicited on behalf of the Board of Directors of
      Westfield Financial, Inc. for the Annual Meeting of Stockholders
                        to be held on June 28, 2002.

The undersigned stockholder of Westfield Financial, Inc. hereby appoints David C. Colton, Jr., Thomas J. Howard and Mary C. O'Neil, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Westfield Financial, Inc. held of record by the undersigned on May 15, 2002, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Time, on June 28, 2002, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement, dated May 24, 2002 and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and FOR the proposals listed in Items 2 and 3.

          PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
              AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Directors unanimously recommends a vote "FOR" all of the nominees named in Item 1 and a vote "FOR" each of the proposals in Items 2 and 3.

I Will Attend Annual Meeting.        [ ]

Please Mark Your Choice Like This
in Blue or Black Ink.
                                     [X]


1.    Election of four directors for terms of three years each.  Nominees:
      Robert T. Crowley, Jr., Harry C. Lane, William McClure and Paul R. Pohl.

         For        Against        Abstain
         [ ]          [ ]            [ ]

      Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:


      ---------------------------------------

2.    Approval of the proposed Westfield Financial, Inc. 2002 Stock Option
      Plan.

         For        Against        Abstain
         [ ]          [ ]            [ ]

3. Approval of the proposed Westfield Financial, Inc. 2002 Recognition and Retention Plan.

         For        Against        Abstain
         [ ]          [ ]            [ ]


                                       The undersigned hereby acknowledges
                                       receipt of the Notice of Annual
                                       Meeting of Stockholders and the
                                       Proxy Statement for the Annual
                                       Meeting dated May 24, 2002.


                                       ____________________________________

                                       ____________________________________
                                       Signature(s)

                                       Dated: _______________________, 2002

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.